Exhibit 32.1


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                                                                    Exhibit 32.1
                                                                    ------------

                                  Certification
                          Pursuant to Rule 13a-14(b) or
                    Rule 15d-14(b) and 18 U.S.C. Section 1350
                   (as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002)


                  Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), the undersigned officer of The Estee Lauder Companies Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (the "10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)), and the information contained in the 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    May 4, 2006

                                                   /s/ William P. Lauder
                                                   -----------------------------
                                                   William P. Lauder
                                                   President and Chief Executive
                                                   Officer




         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose.